Chase Vista Latin American Equity Fund
                         Supplement dated June 8, 1998
                     To the Prospectus dated March 13, 1998

In the section of the Prospectus entitled "Expense Summary," the following tables are inserted in lieu of the existing tables:



                                EXPENSE SUMMARY
Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on estimated expenses for the current fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.



                                                                   Class A         Class B
                                                                   Shares          Shares
                                                                   ------          ----
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price) ..............................................     5.75%         None
Maximum Deferred Sales Charge (as a percentage of the lower of
  original purchase price or redemption proceeds)* .............     None          5.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee (after waivers)** ......................     0.00%         0.00%
12b-1 Fee*** ...................................................     0.25%         0.75%
Shareholder Servicing Fee ......................................     0.00%**       0.25%
Other Expenses (after waivers and reimbursements)** ............     1.50%         1.50%
                                                                     ----          ----
Total Fund Operating Expenses
  (after waivers of fees and expense reimbursements)** .........     1.75%         2.50%
                                                                     ====          ====
EXAMPLES
Your investment of $1,000 would incur the
following expenses, assuming 5% annual return:                      1 Year        3 Years
                                                                    ------        -------
Class A Shares+ ..............................                       $72           $102
Class B Shares:
 Assuming complete redemption at the end of
   the period++ ..............................                       $77           $110
 Assuming no redemptions .....................                       $25           $ 78

  * The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "How to Buy, Sell and Exchange Shares."
 ** Reflects current fee waiver and expense reimbursement arrangements to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such arrangements, the Investment Advisory Fee and Other Expenses would be 1.00%, and 1.65% respectively, for Class A and Class B shares, the Shareholder Servicing Fee for Class A shares would be 0.25% and Total Fund Operating Expenses would be 3.15% and 3.65% for Class A and Class B shares, respectively.
*** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A and Class B shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
  + Assumes deduction at the time of purchase of the maximum sales charge.
 ++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with investments in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."



















                                                                     VLAE 36-698

                                       2